EXHIBIT 10.06

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement to
Employment Agreement No. 24-388 dated December 2, 2024

City of Astana                                    September 2, 2025

Parties:
EMPLOYER: Public Company Freedom Finance Global PLC, a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, with its registered office at Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices), represented by the HR Records Specialist of the HR Department Oksykbayeva N.S. acting on the basis of a power of attorney No. DV-FG-2025/08/01-01 dated August 1, 2025.,
and
EMPLOYEE: Zhumagulov Aidos Bolatovich, citizen of the Republic of Kazakhstan ID card No. [***] issued by [***] on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have entered into this supplementary agreement (the “Agreement”) to Employment Agreement (the “Contract”) No. 24-388 dated December 2, 2024 as follows:

1. The Employer transfers the Employee to the position of Advisor on the Advisory Board.
2. The remaining terms of the Contract shall remain unchanged.
3. This Agreement enters into force on September 2, 2025.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:	Employee:
Public Company	Zhumagulov Aidos Bolatovich
Freedom Finance Global PLC
Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices)	Citizen of the Republic of Kazakhstan ID card No. [***]
BIN 200240900095	issued by [***] on [***]
Bank details:	IIN [***]
No. [***]	[***]
“Bank Freedom Finance Kazakhstan” JSC
BIC: KSNVKZKA
Kbe 15

HR Records Specialist of the HR Department

/s/ Oksykbayeva N.S. Oksykbayeva N.S. (stamp)	/s/ Zhumagulov A.B. Zhumagulov A.B.